Exhibit 99.1

For more information contact:

News Release

Jan Johannessen

Chief Financial Officer

Lattice Semiconductor Corporation

(503) 268-8000 voice

(503) 268-8601 fax

LATTICE SEMICONDUCTOR SETTLES
DERIVATIVE LITIGATION

HILLSBORO, OR - December 21, 2005 - Lattice Semiconductor Corporation
(NASDAQ: LSCC) today announced that it has reached a comprehensive agreement to settle the consolidated shareholder derivative litigation, pending in the Circuit Court of the State of Oregon, County of Washington, against a number of Lattice’s former and current executive officers and directors. Under the terms of the proposed settlement, the derivative litigation will be dismissed. Lattice will pay the agreed upon fees and expenses of the plaintiffs’ attorneys, and will adopt certain changes to its corporate governance policies.  The settlement expressly provides that neither Lattice nor any individuals admit or concede any wrongdoing of any kind.

The financial part of the settlement will have no material impact on the Company’s financial results.

The settlement of the derivative litigation is subject to a number of conditions, including Lattice’s adoption of certain corporate governance policies, payment of plaintiffs’ attorneys’ fees and expenses as described above, and approval of the proposed settlement by the Circuit Court of the State of Oregon.

About Lattice Semiconductor

Lattice Semiconductor Corporation designs, develops and markets the broadest range of Field Programmable Gate Arrays (FPGA), Field Programmable System Chips (FPSC) and high-performance Programmable Logic Devices (PLD), including Complex Programmable Logic Devices (CPLD), Programmable Mixed-Signal Products (ispPAC™), and Programmable Digital Interconnect (ispGDX™).  Lattice also offers industry leading SERDES products.  Lattice is “Bringing the Best Together” with comprehensive solutions for today’s system designs, delivering innovative programmable silicon products that embody leading-edge system expertise.

Lattice products are sold worldwide through an extensive network of independent sales representatives and distributors, primarily to OEM customers in the fields of communications, computing, consumer, industrial and military systems.  Company headquarters are located at 5555 NE Moore Court, Hillsboro, Oregon 97124-6421, USA; telephone 503-268-8000, fax 503-268-8037.  For more information about Lattice Semiconductor Corporation, visit http://www.latticesemi.com

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act.  Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking.  We use words or phrases such as “anticipates,” “believes,” estimates,” “expects,” “intends,” “plans,” “projects,” “may,” “will,” “should,” “continue,” “ongoing,” “future,” “potential,” and similar words or phrases in this Presentation to identify forward-looking statements.

Forward-looking statements involve estimates, assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed in such statements.  The key factors that could cause our actual results to differ materially from the forward-looking statements include any adverse developments in the pending derivative action, including the possibility that the court may not approve the proposed settlement agreed to by Lattice and the plaintiffs, and include other risks that are described herein and that are otherwise described from time to time in our filings with the Securities and Exchange Commission, including, but not limited to, the items discussed in “Factors Affecting Future Results” set forth in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Item 2 of our Quarterly Report filed on Form 10-Q on November 4, 2005.  You should not unduly rely on our forward-looking statements because our actual results could differ materially from those expressed in any forward-looking statements made by us.  Further, any forward-looking statement applies only as of the date on which it is made.  We are not required to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

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